UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2022

CODEX DNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40497	45-1216839
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

9535 Waples Street, Suite 100

San Diego, California 92121

(Address of principal executive offices)

(858) 228-4115

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	DNAY	The NASDAQ Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 20, 2022, the Board of Directors of Codex DNA, Inc. (the “Company”) approved the expansion of the Board from six to seven members and appointed Annette Tumolo to serve as a Class III director, effective immediately, with a term expiring at the 2024 annual meeting of stockholders or until her successor has been duly elected and qualified. The Board has affirmatively determined that Ms. Tumolo is an independent director pursuant to the listing standards of The NASDAQ Stock Market. Ms. Tumolo’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, subject to proration to reflect the commencement date of her service on the Board.

Ms. Tumolo, 67, recently retired from her position as Executive Vice President and President, Life Science Group, of Bio-Rad Laboratories, Inc. effective January 4, 2022. At Bio-Rad Laboratories, Ms. Tumolo was appointed Executive Vice President, President, Life Science Group in September 2017. Previously she was Executive Vice President and General Manager of the Digital Biology Group from 2015 to 2017, Senior Vice President of the Digital Biology Center from 2014 to 2015, and Vice President, Director of the Digital Biology Center from 2012 to 2014. Prior to that she held various positions within Bio-Rad Laboratories since joining it in 1989, including Vice President and Division Manager of the Gene Expression Division, and Business Unit Manager of the Molecular Biology Business Unit. Ms. Tumolo received a M.S. from the Department of Botany and Plant Pathology at Michigan State University and a B.S. in Biological Sciences from Rutgers University.

There are no arrangements or understandings between Ms. Tumolo and any other person pursuant to which Ms. Tumolo was appointed as a director of the Company. Ms. Tumolo has no family relationships with any of the Company’s directors or executive officers, and, other than as described above, Ms. Tumolo does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEX DNA, INC.

Date: July 22, 2022

	By:	/s/ Todd R. Nelson
Todd R. Nelson
Chief Executive Officer